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		      SECURITIES AND EXCHANGE COMMISSION
			  Washington, D. C.   20549


				 FORM 8-K


			      CURRENT REPORT


		     Pursuant to Section 13 or 15(d) of
		    The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  November 17, 2000
						  -----------------

Commission File Number 0-5544

			OHIO CASUALTY CORPORATION
	  (Exact name of registrant as specified in its charter)

				   OHIO
     (State or other jurisdiction of incorporation or organization)

				31-0783294
		   (I.R.S. Employer Identification No.)

		     9450 Seward Road, Fairfield, Ohio
		 (Address of principal executive offices)

				  45014
				(Zip Code)

			     (513) 603-2400
		     (Registrant's telephone number)


			      Not Applicable
	(Former name or former address, if changed since last report)







			  Exhibit Index - Page 3

			    Page 1 of 3 Pages
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ITEM 5.  Other Events
------   ------------

On November 17, 2000, Ohio Casualty Corporation (the "Corporation") announced that Dan R. Carmichael, CPCU, has been named President and Chief Executive Officer of the Corporation, effective December 12, 2000. He also has been named as President and Chief Executive Officer of all the subsidiary companies of the Corporation effective on the same day.

Mr. Carmichael replaces William L. Woodall, CPCU, who remains as Chairman of the Board.

A copy of the press release issued by Ohio Casualty Corporation on November 17, 2000, concerning this change in its executive leadership is attached hereto as Exhibit 99 and is incorporated herein by reference.


ITEM 7.  Financial Statements and Exhibits
------   ---------------------------------

	 Exhibit No.     Description
	 ----------      -----------
	     99          Press release dated November 17, 2000,
			 announcing the appointment of Dan R.
			 Carmichael, CPCU, as President and Chief Executive
			 Officer.


				 SIGNATURE

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


				     OHIO CASUALTY CORPORATION
				     -----------------------------------
						 (Registrant)



November 20, 2000                    /s/ William L. Woodall
				     ------------------------------------------
				     William L. Woodall, President and Chief
				     Executive Officer


			      Page 2 of 3 Pages

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			       EXHIBIT INDEX
			       -------------

			Current Report on Form 8-K
			 Dated November 17, 2000


			 Ohio Casualty Corporation


Exhibit No.        Description
----------         -----------

    99 Press release dated November 17, 2000, announcing the appointment of Dan R. Carmichael, CPCU, as President and Chief Executive Officer.








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